Exhibit 99.1

China Commercial Credit Enters into A Share Exchange Agreement with Sorghum Investment Holdings Limited

SUZHOU, CHINA, August 9, 2017 - China Commercial Credit, Inc. (NasdaqCM: CCCR) (“CCCR” or the “Company”), a microfinance company providing financial services to small-to-medium enterprises (“SMEs”), farmers and individuals in Jiangsu Province, today announced that, it has entered into a share exchange agreement (the “Share Exchange Agreement”) by and through its Board of Directors and majority shareholder dated August 9, 2017 with the equity holders of Sorghum Investment Holdings Limited (“Sorghum”), Sorghum and its wholly-owned subsidiaries are a digital online intermediary connecting investors and borrowers for the provision of peer-to-peer lending services to individuals and small business owners in China. Pursuant to the Exchange Agreement, the Company has agreed to acquire all of the issued and outstanding equity interests of Sorghum in exchange for 152,586,795 shares of the Company's Common Stock (the "Acquisition"). Upon completion of the Acquisition, the Company will own 100% of Sorghum, and will be a financial services group operating in both smart financing as well as microfinance sectors in China. It is anticipated immediately upon completion of the Acquisition, the Company’s existing shareholders will retain an ownership interest of approximately 12% of the Company and the selling Sorghum equity holders will own approximately 88% of the Company. The above ownership percentages do not take into account the Company’s potential additional issuance of securities prior to closing of the Acquisition.

Completion of the transaction is subject to a number of conditions, including but not limited to, CCCR’s shareholders’ approval of the transaction, satisfaction of NASDAQ listing requirements, regulatory approvals, the appointment of person designated by Sorghum to the Board of Directors and the satisfaction of other customary closing conditions. There can be no assurance that the transaction will be completed as proposed or at all.

Mr. Long Yi, the Chief Financial Officer and Director of CCCR stated: “The Special Committee consisting of solely independent directors as well as the Board of Directors of CCCR have unanimously determined that the Share Exchange Agreement and the transactions contemplated thereby, are advisable, fair to and in the best interests of the shareholders of the Company, and has therefore approved the Share Exchange Agreement and recommend our shareholders to vote for such transaction at the special shareholders meeting. We are very excited about the potential synergy of the two businesses which we believe will bring significant benefits to our shareholders.”

Ms. Amy Darong Huang, the Chief Executive Officer and Chairwoman of Sorghum commented: “Share exchange with China Commercial Credit should be another historical milestone for us, for it will allow us to tap U.S. capital market to increase market recognition, attract more international talents and improve financial technological innovation ability.

The description of the Acquisition contained herein is only a summary and is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which will be filed by the Company with the Securities and Exchange Commission (the “SEC”) as exhibits to a Report on Form 8-K.

About China Commercial Credit

China Commercial Credit, founded in 2008, provides business loans and loan guarantee services to small-to-medium enterprises (“SMEs”), farmers and individuals in China's Jiangsu Province. Due to recent legislation and banking reform in China, these SMEs, farmers and individuals -- which historically had been excluded from borrowing funds from State-owned and commercial banks -- are now able to borrow money at competitive rates from microfinance lenders. For more information, please visit http://www.chinacommercialcredit.com.

About Sorghum Investment Holdings Limited

Sorghum Investment Holdings Limited is a leading enterprise in China’s smart finance industry. The company is headquartered in Shanghai with operating subsidiaries in Beijing, Nanjing and Suzhou in China, and Boston, Massachusetts, in the U.S. Adhering to the corporate vision of “making financial service heart-warming and easily accessible”, Sorghum Investment Holdings Limited is committed to building an open mobile smart financial ecosystem based on the world’s leading mobile internet technology, cloud computing, and big data processing capability. Sorghum and its wholly-owned subsidiaries are a digital online intermediary connecting investors and borrowers for the provision of efficient and optimized peer-to-peer lending services to individuals and small business owners in China. For more information, please visit http://www.maizijf.com/.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed transaction; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and CCCR’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. All information provided in this press release is as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the outcome of any legal proceedings that have been, or will be, instituted against CCCR or other parties to the Share Exchange Agreement following the announcement of the Share Exchange Agreement and transactions contemplated therein; the ability of CCCR to meet NASDAQ listing standards following the transaction and in connection with the consummation thereof; the inability to complete the transactions contemplated by the Share Exchange Agreement due to the failure to obtain approval of the stockholders of CCCR or other closing conditions to; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Share Exchange Agreement and consummation of the transaction described therein; costs related to the proposed acquisition; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by CCCR.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. CCCR’s SEC filings are available publicly on the SEC’s website at www.sec.gov. CCCR disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CCCR or Sorghum Investment Holdings Limited, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, CCCR will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of CCCR are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with CCCR’s solicitation of proxies for its stockholders’ meeting to be held to approve the transaction because the proxy statement will contain important information about the transaction and the parties to the transaction. The definitive proxy statement will be mailed to stockholders of CCCR as of a record date to be established for voting on the transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province People’s Republic of China e-mail: 13584802352@139.com

For more information, please contact:

Mr. Long Yi, Chief Financial Officer and Director

China Commercial Credit, Inc.

Tel: +86 13584802352

Email: 13584802352@139.com